SEMIANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)


                               SEPTEMBER 30, 1997

                                     BENHAM
                                      GROUP

                           Premium Government Reserve
                             Premium Capital Reserve
                                  Premium Bond

                                TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Premium Government Reserve
           Performance & Portfolio Information .............................   4
           Management Q & A ................................................   5
           Schedule of Investments .........................................   7
           Financial Highlights ............................................  27
Premium Capital Reserve
           Performance & Portfolio Information .............................   8
           Management Q & A ................................................   9
           Schedule of Investments .........................................  11
           Financial Highlights ............................................  28
Premium Bond
           Performance & Portfolio Information .............................  14
           Management Q & A ................................................  15
           Schedule of Investments .........................................  18
           Financial Highlights ............................................  29
Statements of Assets and Liabilities .......................................  22
Statements of Operations ...................................................  23
Statements of Changes in Net Assets ........................................  24
Notes to Financial Statements ..............................................  25
Proxy Voting Results .......................................................  30
Retirement Account Information .............................................  33
Background Information
           Investment Philosophy & Policies ................................  36
           Comparative Indices .............................................  36
           Lipper Rankings .................................................  36
           Investment Team Leaders .........................................  36
Glossary ...................................................................  37

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
Premium Government Reserve
  Premium Capital Reserve
      Premium Bond


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                 AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. fixed-income securities produced strong returns during the six-month period as yields fell substantially, especially during the latter part of the period.

* Yields rose early in the period in response to a short-term interest rate increase by the Federal Reserve and uncertainty over inflation.

*     Longer-maturity   bonds,  which  typically  benefit  more  from  declining
      interest rates, outperformed shorter-maturity issues.

*     Corporate   securities  were  the  best-performing   fixed-income  sector,
      followed by mortgage-backed and Treasury securities.

PREMIUM GOVERNMENT RESERVE

* Amy O'Donnell took over the reins of the fund in May after three years of managing Benham Prime Money Market Fund.

* The fund's total return for the period was 2.59%, matching the average return of its peers.

* We basically kept the fund's average maturity neutral compared with its peers during the period due to our lack of conviction about the timing of changes in short-term interest rates.

* Going forward, we will likely continue to avoid floating rate notes until we strongly believe interest rates will rise.

PREMIUM CAPITAL RESERVE

* Denise Tabacco took over the reins of the fund in May, after two years of managing Benham Capital Preservation Fund II.

* The fund performed well over the period, matching the 2.64% average return of its peers.

* We kept the fund's average maturity neutral during the period due to our lack of conviction about the timing of changes in short-term interest rates.

* Going forward, we will likely add to the fund's asset-backed holdings if we can find some of these securities at attractive values.

PREMIUM BOND

*     The fund's total return was 6.68% over the six-month period.

* We continued shifting the fund's emphasis away from corporate securities, moving it more toward an aggregate bond fund.

* As we introduced more asset-backed and Treasury securities into the fund's portfolio, the percentage of securities rated AAA grew.

* Going forward, we will likely maintain the fund's average maturity at a neutral position until we feel more strongly about the direction of the U.S. economy.

              PREMIUM GOVERNMENT

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                        2.59%*
     1 Year                           5.16%

7-DAY CURRENT YIELD:                  5.10%

NET ASSETS:                   $45.0 million
     (AS OF 9/30/97)

INCEPTION DATE:                      4/1/93

TICKER SYMBOL:                        TWPXX


                PREMIUM CAPITAL

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                        2.64%*
     1 Year                           5.23%

7-DAY CURRENT YIELD:                  5.26%

NET ASSETS:                  $163.6 million
     (AS OF 9/30/97)

INCEPTION DATE:                      4/1/93

TICKER SYMBOL:                        TCRXX


                  PREMIUM BOND

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                        6.68%*
     1 Year                           9.32%

NET ASSETS:                   $60.9 million
     (AS OF 9/30/97)

INCEPTION DATE:                      4/1/93

TICKER SYMBOL:                        ACBPX

* Not annualized.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the six months ended September 30, 1997, money market yields fell overall after the Federal Reserve raised short-term interest rates in March. Corporate bonds outperformed other debt securities--including mortgage-backed, government agency and Treasury bonds--as corporate yield spreads continued to narrow. In the following pages, the funds' investment team provides details about the market and how your fund was managed during the period.

    We've made some changes to the funds' investment team. Amy O'Donnell--who also manages Benham's flagship Capital Preservation Fund--has taken the helm of Premium Government Reserve. Denise Tabacco, a manager on the corporate money market investment team, now manages Premium Capital Reserve.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed business partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

    Sincerely,


/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

TREASURY YIELD CURVES

Years to Maturity        3/31/97           9/30/97
1                         5.99               5.43
2                         6.41               5.77
3                         6.56               5.84
4                         6.65               5.94
5                         6.74               5.98
6                         6.80               6.03
7                         6.85               6.08
8                         6.87               6.09
9                         6.88               6.09
10                        6.90               6.10
11                        6.93               6.14
12                        6.96               6.17
13                        6.99               6.21
14                        7.02               6.24
15                        7.05               6.28
16                        7.08               6.32
17                        7.11               6.35
18                        7.14               6.39
19                        7.17               6.42
20                        7.20               6.46
21                        7.19               6.45
22                        7.18               6.45
23                        7.17               6.44
24                        7.16               6.44
25                        7.15               6.43
26                        7.14               6.42
27                        7.13               6.42
28                        7.11               6.41
29                        7.10               6.41
30                        7.09               6.40

Source: Bloomberg Financial Markets


STRONG RETURNS

    U.S. fixed-income securities provided solid returns during the six months ended September 30, 1997. Yields fell substantially across the maturity spectrum (see the accompanying graph), causing the prices of Treasury and other fixed-income securities to rise. Longer-term bonds, which typically benefit the most from falling interest rates, outperformed shorter-term securities--the two-year Treasury note returned 4.36%, while the 30-Year Treasury posted a gain of 12.90%.

LOW INFLATION

    Yields on fixed-income securities were rising as the period began before finally peaking in mid-April. Prompting that rise was surprisingly strong U.S. economic growth during the first quarter of 1997 that led to fears of rising inflation. Hoping to prevent inflation from accelerating, the Federal Reserve (the Fed) raised short-term interest rates in March, shortly before the six-month period began.

    Though the pace of economic growth moderated during the second and third quarters of 1997, it remained at a level that has historically been accompanied by rising prices. But those rising prices never materialized--the consumer price index, viewed as the broadest gauge of costs for goods and services, rose at an annual rate of only 1.8% for the six-month period. As the trend of moderate economic growth and low inflation continued, yields on fixed-income securities fell. The non-inflationary growth also allowed the Fed to refrain from raising interest rates during the period.

SHRINKING SUPPLY, HIGHER DEMAND

    Fixed-income securities also benefited from a narrowing budget deficit during the period. With the deficit shrinking, the Treasury reduced the amount of new securities issued to finance government debt.

    Stock-market volatility was another factor supporting bond prices. Investors turned to bonds as a safe haven from equity-market volatility. Also supporting bond prices were high "real" interest rates (nominal interest rates minus inflation), making fixed-income securities more attractive. In addition, U.S. interest rates were generally higher than foreign rates, which sparked increased demand for U.S. assets from overseas investors. Thus, fewer securities combined with increased demand from both domestic and overseas investors supported bond prices.

CORPORATES WERE BEST

    Corporate securities were the best-performing fixed-income sector during the six-month period. These securities continued to benefit from a vibrant national economy, which has helped strengthen U.S. businesses and boost corporate profits. Mortgage-backed securities also provided strong returns during the period, slightly outperforming Treasury and government agency securities.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                          PREMIUM GOVERNMENT RESERVE

                                                                              AVERAGE ANNUAL RETURNS
                                          6 MONTHS          1 YEAR           3 YEARS      LIFE OF
FUND(1)
------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Premium Government Reserve ................ 2.59%            5.16%            5.28%        4.56%

90-Day Treasury Bill Index ................ 2.55%            5.15%            5.33%        4.71%

Average Institutional U.S. Government
Money Market Fund(2) ...................... 2.61%            5.21%            5.32%        4.64%(3)

Fund's Ranking Among Institutional
U.S. Government
Money Market Funds(2) .....................  --          50 out of 81     43 out of 68    34 out of 51(3)

----------
(1)  Inception date was April 1, 1993.

(2)  According to Lipper Analytical Services.

(3) Returns since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF SEPTEMBER 30, 1997
                                   7-DAY            7-DAY
                                  CURRENT         EFFECTIVE
                                   YIELD            YIELD

Premium Government Reserve         5.10%            5.23%

Yields are defined in the Glossary on page 37.


PORTFOLIO AT A GLANCE
                                 9/30/97           3/31/97
Number of Securities                15               29
Weighted Average Maturity         41 days          40 days
Expense Ratio                     0.45%*            0.45%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 37.


4      PREMIUM GOVERNMENT RESERVE             AMERICAN CENTURY INVESTMENTS


                          PREMIUM GOVERNMENT RESERVE

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the Premium Reserve funds investment team. Amy took over the reins of the fund in May after three years of managing Benham Prime Money Market Fund.

HOW DID THE FUND PERFORM?

    The fund performed well over the period, matching the return of its peers. For the six months ended September 30, 1997, the fund's total return was 2.59%, compared with the 2.61% average return of the 83 "Institutional U.S. Government Money Market Funds" tracked by Lipper Analytical Services. The fund also matched the 2.55% return of the fund's benchmark, the 90-Day Treasury Bill (T-bill) Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

    We basically kept the fund's average maturity neutral compared with its peers during the period due to conflicting economic reports. Although inflation remained low after the Federal Reserve (the Fed) raised short-term interest rates in March, we felt the best strategy was to keep the fund in a neutral to short position. That strategy allowed us to provide shareholders with competitive returns compared with our peers, while positioning the fund to benefit if the Fed had continued to raise rates.

WHAT PROMPTED YOU TO INCREASE THE AMOUNT OF GOVERNMENT AGENCY DISCOUNT NOTES IN THE FUND?

    We increased the amount of agency discount notes from 75% to 93% of fund assets during the period for a few reasons. First, when we expect rates to stay in a fairly stable range, we tend to buy more discount notes because these securities are highly liquid. Second, we believe government agency discount notes are one of the most conservative and generic investments the fund can make and are a good investment choice for the fund when the strength of the economy is uncertain. Overall, these securities performed well for the fund, especially as short-term rates leveled off after sharp declines in May.

WHY DID YOU DECREASE THE FUND'S POSITION IN GOVERNMENT AGENCY FLOATING-RATE NOTES (FLOATERS)?

    In late March and early April it made sense to hold floaters because of the Fed's interest rate hike. At the time, interest rates were rising, providing an ideal environment for these securities, because they reset their interest rates periodically. However, as it became more evident that the Federal Reserve would remain on hold, we let these securities mature and did not purchase new ones since we felt discount notes offered better values.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)

U.S. Government Agency
Discount Notes                  93%
U.S. Government Agency
Floating-Rate Notes              4%
U.S. Government
Agency Notes                     3%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
U.S. Government Agency
Discount Notes                  75%
U.S. Government Agency
Floating-Rate Notes             11%
U.S. Government
Agency Notes                    11%
Repurchase Agreements            3%

SEMIANNUAL REPORT                        PREMIUM GOVERNMENT RESERVE       5


                          PREMIUM GOVERNMENT RESERVE

WHY DID THE FLOATERS BECOME OVERPRICED?

    Most floaters reset based on the three-month T-bill yield. Therefore, when T-bills are trading at expensive levels, floaters become a less attractive investment for the fund. That was the case during the period.

    With the Treasury issuing fewer T-bills due to the shrinking budget deficit, there were less of these securities available. Other things being equal, lower supply means higher prices and lower yields for existing Treasury debt. Strong foreign demand for U.S. money market securities during the period compounded this effect.

    The   combination  of  limited  supply  and  increased   demand  caused  the
three-month T-bill, which should closely track the federal funds rate target, to trade 30-60 basis points lower.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    We expect supply and demand factors to continue dominating the market in the coming months. Smaller federal budget deficits mean we could see lower levels of Treasury and government agency debt issuance going forward. That would likely keep prices high and yields low on agency securities. But the Fed is concerned that strong economic growth, low unemployment and rising wages could translate into inflation down the road. Though we don't think the Fed needs to raise interest rates, we wouldn't be surprised if they decided to take out some insurance against inflation by doing just that.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    Going forward, we will likely continue to avoid floaters until they become available at more attractive prices. Instead of buying these securities, we will likely maintain the fund's large position in agency discount notes until we have a better feel for the direction interest rates are headed. We also plan to keep the fund's average maturity short to neutral compared with its peers. This position should improve the fund's performance if the Fed decides to raise rates because we will be able to add the new, higher-yielding securities to its portfolio more quickly.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)

1-30 Days               70%
31-60 Days               1%
61-90 Days               7%
91-180 Days             22%


PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
1-30 Days               55%
31-60 Days              15%
61-90 Days              21%
91-180 Days              8%
181-397 Days             1%

6      PREMIUM GOVERNMENT RESERVE             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          PREMIUM GOVERNMENT RESERVE

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)

               $6,125,000   FHLB Discount Note,
                                5.42% - 5.62%, 10/2/97          $  6,124,075

                1,000,000   FHLB Discount Note, 5.64%,
                                10/9/97                              998,745

                1,300,000   FHLB Discount Note, 5.39%,
                                10/17/97                           1,296,883

                  500,000   FHLB Discount Note, 5.30%,
                                11/21/97                             496,246

                3,000,000   FHLB Discount Note, 5.37%,
                                12/26/97                           2,961,515

                7,000,000   FHLB Discount Note, 5.39%,
                                1/30/98                            6,873,186

                2,110,000   FHLB Discount Note, 5.45%,
                                2/11/98                            2,067,516

                  262,000   FHLMC Discount Note, 6.05%,
                                10/1/97                              262,000

                3,000,000   FHLMC Discount Note, 5.42%,
                                10/7/97                            2,997,290

                5,000,000   FHLMC Discount Note, 5.50%,
                                10/15/97                           4,989,306

                9,245,000   FNMA Discount Note, 5.44%,
                                10/8/97                            9,235,221

                2,200,000   FNMA Discount Note, 5.37%,
                                10/23/97                           2,192,780

                1,500,000   TVA Discount Note, 5.43%,
                                10/22/97                           1,495,249
                                                             -------------------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--92.9%                                      41,990,012
                                                             -------------------

OTHER U.S. GOVERNMENT AGENCY SECURITIES(1)

                1,225,000   FFCB, 5.53%, 2/2/98                    1,224,141

                2,000,000   SLMA, VRN, 5.27%, 10/7/97,
                                resets weekly off the 3-month
                                T-Bill rate plus 0.21% with
                                no caps                            1,999,822
                                                             -------------------
TOTAL OTHER U.S. GOVERNMENT
AGENCY SECURITIES--7.1%                                            3,223,963
                                                             -------------------
TOTAL INVESTMENT SECURITIES--100.0%                              $45,213,975
                                                             ===================


NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1997.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency securities are the stated coupon rates.

See Notes to Financial Statements


SEMIANNUAL REPORT                        PREMIUM GOVERNMENT RESERVE       7


                            PREMIUM CAPITAL RESERVE

                                                                    AVERAGE ANNUAL RETURNS
                                6 MONTHS          1 YEAR           3 YEARS      LIFE OF
FUND(1)
--------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Premium Capital Reserve ......... 2.64%            5.23%            5.36%         4.63%

90-Day Treasury Bill Index ...... 2.55%            5.15%            5.33%         4.71%

Average Institutional
Money Market Fund(2) ............ 2.65%            5.25%            5.37%         4.72%(3)

Fund's Ranking Among
Institutional
Money Market Funds(2) ...........  --          98 out of 174    80 out of 139   63 out of 98(3)

----------
(1)  Inception date was April 1, 1993.

(2)  According to Lipper Analytical Services.

(3) Returns since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF SEPTEMBER 30, 1997
                                    7-DAY          7-DAY
                                   CURRENT       EFFECTIVE
                                    YIELD          YIELD
Premium Capital Reserve             5.26%          5.40%

Yields are defined in the Glossary on page 37.


PORTFOLIO AT A GLANCE
                                    9/30/97       3/31/97
Number of Securities                  67            51
Weighted Average Maturity           55 days       46 days
Expense Ratio                       0.45%*         0.45%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 37.


8      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                            PREMIUM CAPITAL RESERVE

MANAGEMENT Q & A

    An interview with Denise Tabacco, a portfolio manager on the Premium Reserve funds investment team. Denise took over the reins of the fund in May, after two years of managing Benham Capital Preservation Fund II.

HOW DID THE FUND PERFORM?

    The fund performed well over the period, matching the average returns of its peers. For the six months ended September 30, 1997, the fund's total return was 2.64%, compared with the 2.65% average return of the 180 "Institutional Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

    We kept the fund's average maturity neutral to just slightly long of its peers during the period due to our lack of conviction about the timing of changes in short-term interest rates. Inflation remained low after the Federal Reserve (the Fed) raised short-term interest rates in March, so we felt the best strategy was to keep the fund in a neutral position. That strategy allowed us to provide shareholders with competitive returns compared with our peers, while positioning the fund to benefit if the Fed had continued to raise rates.

YOU ADDED SOME ASSET-BACKED SECURITIES TO THE FUND'S PORTFOLIO DURING THE PERIOD. WHAT WAS THE ATTRACTION?

    Asset-backed securities enable the fund to reach for higher yields while retaining a high degree of credit quality. Asset-backed securities are debt securities that represent ownership in a pool of assets, such as auto loans or credit cards.

    We are taking a very conservative approach toward these securities and adding them selectively. We've hired a number of credit analysts who specialize in asset-backed securities to help us in this effort and we plan to stick with the most "plain-vanilla" versions.

WHAT ROLE DOES YOUR CORPORATE CREDIT RESEARCH TEAM PLAY IN FINDING SECURITIES FOR THE FUND?

    A significant one. By making accurate assessments of specific credit situations, the group has helped us steer clear of many issues not appropriate for purchase, while locating attractively valued securities that our competition may not have the time to uncover.

WHY THE INCREASE IN FLOATING-RATE NOTES (FLOATERS) DURING THE PERIOD?

    The majority of the floaters we picked up during the period were issued by insurance agencies. Not only did these securities offer attractive yields, but the credit rating on them

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Commercial Paper                 68%
Floating-Rate Notes              17%
Asset-Backed Securities          10%
CDs                               4%
Other                             1%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Commercial Paper                 83%
Floating-Rate Notes               7%
Asset-Backed Securities           5%
U.S. Government Agency
Floating-Rate Notes               3%
Cds                               2%


SEMIANNUAL REPORT                            PREMIUM CAPITAL RESERVE          9


                            PREMIUM CAPITAL RESERVE

was also very high. Given the market's uncertainty over the direction of short-term rates, we purchased these securities hoping to provide the fund with extra yield, while keeping the fund's position neutral. Finding these securities was not an easy task, however, and is a good example of why our credit research staff is important to the fund's success.

BUT YOU DECREASED THE AMOUNT OF GOVERNMENT AGENCY FLOATERS. WHAT'S THE DIFFERENCE BETWEEN THESE TWO TYPES OF FLOATERS?

    The floaters we picked up during the period are different from government agency floaters on several points. For one thing, the government floaters typically reset based on the three-month Treasury bill (T-bill), while the securities we picked up reset based on the three-month London Interbank Offered Rate. The primary difference, however, is that the government agency floaters don't offer the additional yield that the types of floaters we purchased offer.

    We decreased our holdings of government agency floaters during the period because we felt they had become overpriced. With the Treasury issuing fewer T-bills due to the shrinking budget deficit, there were less of these securities available. Other things being equal, lower supply means higher prices and lower yields for existing Treasury debt. Strong foreign demand for U.S. money market securities during the period compounded this effect.

    The   combination  of  limited  supply  and  increased   demand  caused  the
three-month T-bill, which should closely track the federal funds rate target, to trade 30-60 basis points lower.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    We expect supply and demand factors to continue dominating the market in the coming months. Smaller federal budget deficits mean we could see lower levels of Treasury and government agency debt issuance going forward. That would likely keep yields low on agency securities. But the Fed is concerned that strong economic growth, low unemployment and rising wages could translate into inflation down the road. If economic growth continues at a moderate to strong pace and unemployment levels remain low, we would not be surprised to see the Fed raise short-term interest rates. While we believe such a rate increase is likely, we do not feel that the Fed will do so aggressively.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    Going forward, we will continue to work with our strong credit team to look for securities such as asset-backed commercial paper that we feel will enhance the fund's returns. We also plan to keep the fund's average maturity fairly neutral compared with its peers. This position should improve the fund's performance if the Fed decides to raise rates because we will be able to add the new, higher-yielding securities to its portfolio more quickly.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/97)
A1+                       74%
A1                        21%
A2                         5%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/97)
A1+                       70%
A1                        25%
A2                         3%
Unrated U.S. Government
Agency Securities          2%


10      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(1)

AEROSPACE & DEFENSE--1.5%

                $2,500,000  AlliedSignal Inc., 5.58%, 10/7/97      $  2,497,675
                                                                 ---------------

AGRICULTURE--2.5%

                 4,300,000  Cargill, Inc., 5.51%, 12/8/97             4,255,247
                                                                 ---------------

BANKING--7.9%

                 2,750,000  ABN-Amro North America
                                Finance, Inc., 5.55%, 12/15/97        2,718,232

                 1,500,000  Bil North America, Inc., 5.53%,
                                10/8/97                               1,498,387

                 3,000,000  Generale Bank S.A., 5.55%,
                                1/23/98                               2,947,275

                 5,154,000  IMI Funding Co. (USA), 5.53% -
                                5.60%, 10/16/97 through
                                2/19/98                               5,067,081

                 1,000,000  PEMEX Capital, Inc., Series B,
                                5.52%, 11/17/97                         992,793
                                                                 ---------------

                                                                     13,223,768
                                                                 ---------------

COMMUNICATIONS SERVICES--1.0%

                 1,732,000  Ameritech Corp., 5.50%,
                                12/29/97                              1,708,450
                                                                 ---------------

COMPUTER SYSTEMS--2.8%

                 4,700,000  Hitachi America, Ltd., 5.51% -
                                5.54%, 11/25/97 through
                                1/27/98                               4,630,309
                                                                 ---------------

DIVERSIFIED COMPANIES--2.9%

                 4,800,000  Mitsubishi International, 5.50% -
                                5.54%, 10/15/97 through
                                10/20/97                              4,787,413
                                                                 ---------------

FINANCIAL SERVICES--11.8%

                 2,300,000  AI Credit Corp., 5.50%, 10/23/97          2,292,270

                 1,400,000  American Express Co., 5.53%,
                                10/22/97                              1,395,484

                 4,800,000  Ford Motor Credit, 5.50%,
                                12/15/97 through 1/2/98               4,736,939

                 2,800,000  General Electric Capital Corp.,
                                5.52%, 10/8/97                        2,796,994

                 5,800,000  General Motors Acceptance Corp.,
                                5.54% - 5.69%, 11/5/97
                                through 12/29/97                      5,749,505


Principal Amount                                                        Value
--------------------------------------------------------------------------------

                $2,700,000  Hitachi Credit America Corp.,
                                5.53%, 10/16/97                    $  2,693,779
                                                                 ---------------

                                                                     19,664,971
                                                                 ---------------

FOOD & BEVERAGE--1.2%

                 2,000,000  Heinz (H.J.) Co., 5.51%,
                                10/29/97                              1,991,429
                                                                 ---------------

INSURANCE--10.1%

                 3,000,000  American Family Financial
                                Services, Inc., 5.50%, 10/9/97        2,996,333

                 5,900,000  General Re Corp., 5.51% - 5.53%,
                                12/31/97 through 1/7/98               5,813,545

                 5,000,000  Prudential Funding Corp., 5.52%,
                                11/26/97                              4,957,067

                 3,000,000  SAFECO Corporation, 5.62%,
                                10/20/97 (Acquired 9/29/97,
                                Cost $2,990,165)(2)                   2,991,102
                                                                 ---------------

                                                                     16,758,047
                                                                 ---------------

MACHINERY--1.6%

                 2,600,000  Dover Corp., 5.55%, 10/2/97
                                (Acquired 9/3/97, Cost
                                $2,588,376)(2)                        2,599,599
                                                                 ---------------

METALS & MINING--1.5%

                 2,600,000  RTZ America Inc., 5.52%, 2/4/98
                                (Acquired 8/4/97, Cost
                                $2,526,645)(2)                        2,549,768
                                                                 ---------------

PETROLEUM REFINING--8.2%

                 5,200,000  Chevron Transport, 5.52%,
                                10/7/97                               5,195,216

                 3,500,000  Chevron U.K. Investment PLC,
                                5.52%, 10/21/97 through
                                10/27/97                              3,487,887

                 2,200,000  Koch Industries, Inc., 5.50%,
                                10/1/97 (Acquired 8/25/97,
                                Cost $2,187,564)(2)                   2,200,000

                 2,800,000  Statoil-Den Norske Stats, 5.56%,
                                10/20/97                              2,791,783
                                                                 ---------------

                                                                     13,674,886
                                                                 ---------------

PHARMACEUTICALS--1.2%

                 2,000,000  Glaxo Wellcome PLC, 5.53%,
                                11/28/97                              1,982,181
                                                                 ---------------

See Notes to Financial Statements


SEMIANNUAL REPORT                           PREMIUM CAPITAL RESERVE       11


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SECURITY BROKERS & DEALERS--8.3%

                $5,000,000  BT Securities Corp., 5.54%,
                                11/12/97                              4,967,683

                 4,600,000  Merrill Lynch & Co., 5.52% - 5.53%,
                                10/9/97 through 11/3/97               4,584,367

                 4,200,000  Morgan Stanley, Dean Witter,
                                Discover & Co., 5.51%,
                                10/10/97 through 10/14/97             4,192,378
                                                                 ---------------

                                                                     13,744,428
                                                                 ---------------

TRANSPORTATION--1.2%

                 2,000,000  United Parcel Service of America,
                                Inc., 5.50%, 12/12/97                 1,978,000
                                                                 ---------------

UTILITIES--4.0%

                 6,764,000  National Rural Utilities Cooperative
                                Finance Corp., 5.54%, 1/9/98          6,659,909
                                                                 ---------------

TOTAL COMMERCIAL PAPER--67.7%                                       112,706,080
                                                                 ---------------

ASSET-BACKED SECURITIES(3)

                 1,908,302  Americredit Automobile
                                Receivables Trust, Series 1997-C,
                                Cl A1, 5.66%, 9/5/98                  1,908,302

                 3,000,000  ABSIT 97-C, VRN, 5.65%,
                                10/15/97, resets monthly off the
                                1-month LIBOR with no caps
                                (Acquired 6/11/97, Cost
                                $3,000,000)(2)                        3,000,000

                 2,000,000  Barnett Auto Trust, Series 1997-A,
                                Cl A1, 5.65%, 10/15/98
                                (Acquired 9/18/97, Cost
                                $2,000,000)(2)                        2,000,000

                 2,000,000  Dakota Certificates (Citibank),
                                Series 1995-7, 5.36%, 11/3/97
                                (Acquired 8/18/97, Cost
                                $1,976,344)(2)                        1,989,861

                 4,000,000  Dakota Certificates (Citibank),
                                Series 1995-7,
                                5.36%, 11/14/97 (Acquired 8/14/97,
                                Cost $3,943,369)(2)                   3,972,916

                 1,400,000  Dakota Certificates (Citibank),
                                Series 1995-7,
                                5.36%, 12/10/97 (Acquired 9/10/97,
                                Cost $1,380,430)(2)                   1,384,946


Principal Amount                                                        Value
--------------------------------------------------------------------------------

                $3,000,000  Racers Series 1997-MM-8-5, VRN,
                                5.65%, 10/29/97,
                                resets monthly off the 1-month
                                LIBOR minus 0.01%
                                with no caps (Acquired 8/29/97,
                                Cost $3,000,000)(2)               $   3,000,000

                   171,133  WFS Financial Owner Trust, Series
                                1997-A, Cl A1, 5.63%, 3/20/98           171,133
                                                                 ---------------

TOTAL ASSET-BACKED SECURITIES--10.5%                                 17,427,158
                                                                 ---------------

CERTIFICATES OF DEPOSIT

                 2,000,000  Bayerische Landesbank
                                Girozentrale (New York Branch),
                                5.50%, 12/4/97                        1,998,753

                 2,000,000  Caisse Nationale de Credit Agricole
                                Indosuez, 5.90%, 8/11/98              2,000,000

                 3,000,000  Societe Generale, 5.70%,
                                12/19/97                              2,999,254
                                                                 ---------------

TOTAL CERTIFICATES OF DEPOSIT--4.2%                                   6,998,007
                                                                 ---------------

OTHER CORPORATE DEBT

                 5,000,000  Abbey National Treasury Services
                                PLC, Series 1A,
                                VRN,  5.54%,  10/15/97,
                                resets  monthly off the
                                1-month LIBOR minus 0.12%
                                with no caps                          4,997,653

                 2,500,000  American Express Centurion Bank,
                                VRN, 5.63%, 10/23/97, resets
                                monthly off the 1-month LIBOR
                                minus 0.03% with no caps              2,500,000

                 2,000,000  First Bank N.A., VRN, 5.56%,
                                10/15/97, resets monthly off the
                                1-month LIBOR minus 0.10%
                                with no caps                          1,999,381

                 1,800,000  First Bank N.A., Minneapolis, VRN,
                                5.62%, 10/15/97, resets monthly
                                off the 1-month LIBOR minus
                                0.04% with no caps                    1,800,000

                 1,500,000  General American Life Insurance
                                Company, VRN, 5.83%, 10/1/97,
                                resets monthly off the 1-month
                                LIBOR plus 0.20% with no caps
                                (Acquired 7/7/97, Cost
                                $1,500,000)(2)                        1,500,000

See Notes to Financial Statements


12      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

                $4,500,000  General American Life Insurance
                                Company, VRN, 5.83%, 10/1/97,
                                resets monthly off the 1-month
                                LIBOR plus 0.20% with no caps,
                                (Acquired 1/3/97, Cost
                                $4,500,000)(2)                     $  4,500,000

                 1,000,000  General Motors Acceptance Corp.,
                                MTN, 8.25%, 1/20/98                   1,007,014

                6,000,000   Transamerica Occidental Life
                                Insurance Co., VRN,
                                5.66%, 10/1/97, resets
                                monthly off the
                                1-month LIBOR with no caps            6,000,000

                1,600,000   Travelers Insurance Company (The),
                                VRN, 5.71%, 10/9/97, resets
                                monthly off the 1-month LIBOR
                                plus 0.05% with no caps
                                (Acquired 6/9/97, Cost
                                $1,600,000)(2)                        1,600,000

                3,000,000   Travelers Insurance Company (The),
                                VRN, 5.71%, 10/23/97, resets
                                monthly off the 1-month LIBOR
                                plus 0.05% with no caps
                                (Acquired 5/23/97, Cost
                                $3,000,000)(2)                        3,000,000
                                                                 ---------------

TOTAL OTHER CORPORATE DEBT--17.4%                                    28,904,048
                                                                 ---------------

TEMPORARY CASH INVESTMENTS--0.2%

                  373,000   FHLMC Discount Note, 6.05%,
                                10/1/97(1)                              373,000
                                                                 ---------------

TOTAL INVESTMENT SECURITIES--100.0%                                $166,408,293
                                                                 ---------------


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1997.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for commercial paper and discount notes are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is otherwise restricted as to resale and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1997, was $36,288,192, which represented 22.2% of net assets.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


SEMIANNUAL REPORT                           PREMIUM CAPITAL RESERVE       13

                                 PREMIUM BOND

                                                                AVERAGE ANNUAL RETURNS
                           6 MONTHS          1 YEAR           3 YEARS      LIFE OF
FUND(1)
---------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Premium Bond ..............  6.68%            9.32%            9.46%        6.22%

Lehman Aggregate
Bond Index ................  7.12%            9.71%            9.49%        6.69%

Average A-Rated
Corporate Debt Fund(2) ....  7.17%            9.60%            9.13%        6.30%(3)

Fund's Ranking Among
A-Rated Corporate
Debt Funds(2) .............  --          73 out of 126    32 out of 97    32 out of 65(3)

----------
(1)  Inception date was April 1, 1993.

(2)  According to Lipper Analytical Services.

(3) Returns since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER LIFE OF FUND

$100,000 investment made 4/1/93

                              Value on 9/30/97
                   Premium Bond       Lehman Aggregate Bond Index
4/1/93               $100,000                $100,000
Apr-93               $100,740                $100,700
May-93               $100,300                $100,820
Jun-93               $101,870                $102,650
Jul-93               $102,460                $103,230
Aug-93               $104,460                $105,040
Sep-93               $104,620                $105,330
Oct-93               $104,890                $105,720
Nov-93               $104,020                $104,820
Dec-93               $104,530                $105,390
Jan-94               $105,970                $106,820
Feb-94               $103,370                $104,960
Mar-94               $100,910                $102,370
Apr-94               $99,910                 $101,550
May-94               $99,770                 $101,540
Jun-94               $99,530                 $101,320
Jul-94               $101,650                $103,330
Aug-94               $101,540                $103,460
Sep-94               $100,020                $101,930
Oct-94               $99,810                 $101,840
Nov-94               $99,590                 $101,620
Dec-94               $100,250                $102,320
Jan-95               $102,120                $104,340
Feb-95               $104,630                $106,820
Mar-95               $105,430                $107,480
Apr-95               $106,990                $108,980
May-95               $111,950                $113,200
Jun-95               $112,630                $114,030
Jul-95               $112,070                $113,770
Aug-95               $113,680                $115,150
Sep-95               $114,820                $116,270
Oct-95               $116,560                $117,780
Nov-95               $118,530                $119,540
Dec-95               $120,400                $121,220
Jan-96               $121,110                $122,030
Feb-96               $118,510                $119,910
Mar-96               $117,580                $119,070
Apr-96               $116,750                $118,400
May-96               $116,420                $118,160
Jun-96               $117,860                $119,750
Jul-96               $118,130                $120,080
Aug-96               $117,910                $119,880
Sep-96               $119,980                $121,960
Oct-96               $122,820                $124,670
Nov-96               $125,150                $126,800
Dec-96               $123,690                $125,620
Jan-97               $123,960                $126,010
Feb-97               $124,310                $126,320
Mar-97               $122,960                $124,920
Apr-97               $124,600                $126,790
May-97               $125,630                $127,990
Jun-97               $127,030                $129,510
Jul-97               $130,500                $133,000
Aug-97               $129,230                $131,870
Sep-97               $131,170                $133,810

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                              9/30/97           3/31/97

Number of Securities             77               47
Weighted Average Maturity    10.7 years        8.6 years
Average Duration              4.5 years        4.6 years
Expense Ratio                  0.45%*            0.45%

* Annualized.


YIELD AS OF SEPTEMBER 30, 1997

                              30-DAY
                                SEC
                               YIELD
Premium Bond                   5.97%

Yield is defined in the Glossary on page 37.

Many of the investment terms in this report are defined in the Glossary on page 37.


14      PREMIUM BOND                           AMERICAN CENTURY INVESTMENTS


                                 PREMIUM BOND

MANAGEMENT Q & A

    An interview with Bud Hoops and Jeff Houston, portfolio managers on the Premium Reserve funds investment team.

HOW DID THE FUND PERFORM?

    For the six months ended September 30, 1997, the fund's total return was 6.68%, compared with the 7.17% average return of the 131 "A-Rated Corporate Debt Funds" tracked by Lipper Analytical Services. The fund's performance lagged its benchmark, the Lehman Aggregate Bond Index, which returned 7.12% for the period. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT CAUSED THE DISPARITY BETWEEN THE FUND'S PERFORMANCE AND THAT OF ITS PEERS?

    The disparity largely resulted from a difference in holdings. During the period, we shifted the fund's assets toward that of an aggregate bond fund, rather than the corporate-security focus of the fund's peers.

    We may petition Lipper Analytical Services to switch the fund's peer group category in the future. However, for now we are concentrating on managing the fund against its benchmark, rather than its current Lipper category.


[bar graph - data below]

PREMIUM BOND'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended September 30)

             Premium           Lehman Aggregate
              Bond               Bond Index
9/93          4.62%                5.33%
9/94         -4.39%               -3.22%
9/95         14.80%               14.06%
9/96          4.49%                4.90%
9/97          9.32%                9.71%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


SEMIANNUAL REPORT                                      PREMIUM BOND       15


                                 PREMIUM BOND

WHY DID THE FUND'S RETURN FALL A BIT SHORT OF ITS BENCHMARK?

    The fund's underperformance versus its benchmark can partially be attributed to a modestly defensive stance and an underweighting in mortgage-backed securities early in the period. At that time, we were still looking to bring the fund's holdings more in line with those of its benchmark and move away from the fund's corporate-security focus. Unfortunately, the beginning of the period is when mortgage-backed securities performed best.

    The other reason the fund's return was lower than the index was because of fund management expenses, which reduced performance by around 20 basis points.

WHY THE ADJUSTMENT TO THE FUND'S HOLDINGS?

    We want to provide investors with a fund that will represent the performance of the entire fixed-income market. The large cash inflows the fund received during the period helped us to accomplish that adjustment, which is nearly complete. The adjustment accomplishes a few important goals.

    First, the fund's holdings are now more in line with those of its benchmark, allowing for more meaningful performance comparisons between the two going forward. Second, the shift allows us to offer investors a fund that more closely represents the performance of the fixed-income market as a whole, rather than only the corporate sector.

THE  AMOUNT  OF  SECURITIES  IN  THE  FUND'S   PORTFOLIO   RATED  AAA  INCREASED
SIGNIFICANTLY DURING THE PERIOD. WHY THE CHANGE?

    The increased amount of securities rated AAA in the fund resulted primarily from our efforts to bring its holdings more in line with its benchmark. In order to accomplish this shift, we increased the amount of mortgage-backed and Treasury securities in the fund's portfolio. Since these securities carried very high credit ratings, the fund's holdings of bonds rated AAA increased to 79%, from 48% of the fund's assets.

WHY DID CORPORATE SECURITIES PERFORM SO WELL DURING THE PERIOD?

    These securities continued to benefit from improving credit conditions and strong demand. However, the yield spread, or interest rate difference, between comparable- maturity corporate and Treasury securities continued to decrease as investors reached for the higher yields of corporate bonds. This continued compression made finding attractively valued securities in this sector more difficult. We were able to overcome this obstacle thanks in part to our strong credit research team.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
U.S. Treasury Securities          47%
Corporate Bonds                   18%
Mortgage-Backed
Securities                        17%
Cash                               7%
U.S. Government
Agency Notes                       5%
Other                              6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
U.S. Treasury Securities          40%
Corporate Bonds                   32%
Mortgage-Backed
Securities                        17%
Sovereign Governments &
Agencies                          10%
Cash                               1%


16      PREMIUM BOND                           AMERICAN CENTURY INVESTMENTS


                                 PREMIUM BOND

SPEAKING OF CORPORATE SECURITIES, THE FUND'S HOLDINGS IN THIS SECTOR DROPPED SIGNIFICANTLY. WHY THE CHANGE?

    As discussed previously, the main reason is the fund's shift to a diversified bond fund. We have therefore been selling some of the fund's corporate holdings at a profit and putting the money to work in other, more attractively valued sectors that help to diversify the fund's fixed-income holdings.

WHAT ARE SOME OF THE POSITIVE FACTORS THAT COULD COME INTO PLAY FOR FIXED-INCOME SECURITIES OVER THE NEXT SIX MONTHS?

    Several fairly recent developments could continue to work in bonds' favor going forward. One of those would be continued benign inflation levels. Another factor would be further improvements in reducing the budget deficit. As the Treasury continues to issue lower amounts of securities, the value of existing ones are bid higher. Stock market volatility could also play a hand in boosting returns for fixed-income securities. If stocks remain volatile, more investors could seek fixed-income securities as a safe haven investment alternative.

DO YOU HAVE ANY CONCERNS ABOUT THE MARKET GOING FORWARD?

    Yes, we have a few. The U.S. economy is now in its seventh year of expansion, making this current period of growth very old from a historical perspective. Generally, rising prices and other cyclical pressures tend to appear this far into an expansionary phase. We believe the historical threat of such pressures is part of the reason why the Federal Reserve remains concerned about the prospects for inflation, and we share this concern.

WHAT MIGHT CAUSE THIS CONCERN TO BECOME REALITY?

    Basically, any signs that wage pressures are causing inflation to accelerate could do the trick. If employment costs begin to rise, they could be a harbinger of higher interest rates. That's because such pressures could force the Federal Reserve to raise short-term interest rates in order to keep inflation within manageable levels.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We plan to maintain the fund's average maturity at a neutral position until we feel more strongly about the direction of the U.S. economy. This positioning should allow us to minimize any price declines if interest rates climb. We will also continue working closely with our research staff to uncover attractively valued securities with the potential to enhance the fund's return.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/97)
AAA           79%
AA             3%
A              9%
BBB            9%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/97)
AAA           48%
AA            14%
A             20%
BBB           18%


SEMIANNUAL REPORT                                      PREMIUM BOND       17


                            SCHEDULE OF INVESTMENTS
                                 PREMIUM BOND

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                          Value
-------------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

              $    700,000  U.S. Treasury Notes, 5.75%,
                                12/31/98                            $     700,437

                 1,600,000  U.S. Treasury Notes, 5.875%,
                                1/31/99                                 1,603,000

                10,000,000  U.S. Treasury Notes, 6.25%,
                                3/31/99                                10,071,870

                   300,000  U.S. Treasury Notes, 7.125%,
                                9/30/99                                   307,406

                   400,000  U.S. Treasury Notes, 7.75%,
                                1/31/00                                   416,250

                 1,000,000  U.S. Treasury Notes, 6.375%,
                                5/15/00                                 1,012,500

                   200,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                                   204,500

                 1,000,000  U.S. Treasury Notes, 7.50%,
                                11/15/01                                1,054,687

                 2,000,000  U.S. Treasury Notes, 6.625%,
                                3/31/02                                 2,048,750

                   600,000  U.S. Treasury Notes, 6.25%,
                                8/31/02                                   605,812

                 1,500,000  U.S. Treasury Notes, 7.25%,
                                8/15/04                                 1,596,093

                   300,000  U.S. Treasury Notes, 7.00%,
                                7/15/06                                   316,406

                 1,000,000  U.S. Treasury Notes, 6.625%,
                                5/15/07                                 1,033,125

                 1,000,000  U.S. Treasury Bonds, 12.00%,
                                8/15/08                                 1,441,875

                 1,000,000  U.S. Treasury Bonds, 9.25%,
                                2/15/16                                 1,299,062

                 1,400,000  U.S. Treasury Bonds, 8.875%,
                                8/15/17                                 1,774,062

                   400,000  U.S. Treasury Bonds, 7.125%,
                                2/15/23                                   431,375

                   300,000  U.S. Treasury Bonds, 7.50%,
                                11/15/24                                  338,906

                   475,000  U.S. Treasury Bonds, 7.625%,
                                2/15/25                                   544,469

                   300,000  U.S. Treasury Bonds, 6.00%,
                                2/15/26                                   281,906

                 2,175,000  U.S. Treasury Bonds, 6.625%,
                                2/15/27                                 2,227,335


Principal Amount                                                          Value
-------------------------------------------------------------------------------------

               $   400,000  U.S. Treasury Bonds, 6.375%,
                                8/16/27                             $     398,250
                                                                  --------------------

TOTAL U.S. TREASURY SECURITIES--46.8%                                  29,708,076
                                                                  --------------------
   (Cost $29,070,543)

U.S. GOVERNMENT AGENCY SECURITIES

                1,000,000   FHLMC, 6.10%, 11/27/00,
                                Call Date 11/27/98                        998,193

                  500,000   FHLMC, 7.09%, 11/24/06,
                                Call Date 11/24/99                        503,169

                  500,000   FNMA MTN, 7.00%, 2/20/07,
                                Call Date 2/20/02                         509,743

                1,000,000   FNMA MTN, 7.49%, 5/22/07,
                                Call Date 5/22/00                       1,025,861
                                                                  --------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--4.8%                                                 3,036,966
                                                                  --------------------
   (Cost $2,996,877)

MORTGAGE-BACKED SECURITIES(1)

                  497,564   FHLMC Pool #D75034, 8.50%,
                                10/1/26                                   520,382

                1,389,746   FNMA Pool #272894, 6.00%,
                                2/1/09                                  1,360,199

                  978,749   FNMA Pool #392607, 7.00%,
                                7/1/12                                    989,515

                1,349,468   GNMA Pool #313107, 7.00%,
                                11/15/22                                1,358,400

                  114,521   GNMA Pool #407141, 9.25%,
                                2/15/25                                   123,258

                  390,260   GNMA Pool #408099, 8.75%,
                                3/15/25                                   416,040

                  189,019   GNMA Pool #407254, 9.25%,
                                3/15/25                                   203,439

                  995,215   GNMA Pool #447692, 7.50%,
                                5/15/27                                 1,013,406

                  987,859   GNMA Pool #423061, 8.00%,
                                6/15/27                                 1,022,769
                                                                  --------------------

TOTAL MORTGAGE-BACKED
SECURITIES--11.1%                                                       7,007,408
                                                                  --------------------
   (Cost $6,895,669)

See Notes to Financial Statements


18      PREMIUM BOND                           AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                 PREMIUM BOND

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                          Value
-------------------------------------------------------------------------------------

FORWARD COMMITMENTS

               $2,000,000   FNMA purchase, 7.00%, settlement
                                10/14/97                             $  1,994,374

                1,000,000   FNMA purchase, 7.50%, settlement
                                10/14/97                                1,017,812

                1,000,000   FNMA purchase, 7.50%, settlement
                                10/31/97                                1,015,937
                                                                  --------------------

TOTAL FORWARD COMMITMENTS--6.4%                                         4,028,123
                                                                  --------------------
   (Cost $3,972,500)

ASSET-BACKED SECURITIES(1)

                  600,000   Green Tree Financial Corp., Series
                                1995-7, Class A3,  6.35%,
                                11/15/26                                  603,816

                  500,000   Textron Financial Corp. Receivables
                                Trust, Series 1997-A, Class A,
                                6.05%, 3/16/09 (Acquired
                                9/18/97, Cost $499,337)(2)                499,300

                  500,000   United Companies Financial Corp.
                                Home Equity Loan, Series
                                1996-D1, Class A5, 6.92%,
                                10/15/18                                  504,385

                  500,000   United Companies Financial Corp.
                                Home Equity Loan, Series
                                1997-C, Class A7, 6.85%,
                                1/15/29                                   503,672

                  400,000   World Omni Automobile Lease
                                Securitization, Series 1996-B,
                                Class A2, 6.20%, 11/15/02                 402,716
                                                                  --------------------

TOTAL ASSET-BACKED SECURITIES--4.0%                                     2,513,889
                                                                  --------------------
   (Cost $2,498,115)

CORPORATE BONDS

AIRLINES--0.8%

                  479,305   Delta Air Lines, Inc., 7.54%,
                                10/11/11                                  493,685
                                                                  --------------------

AUTOMOBILES & AUTO PARTS--0.6%

                  350,000   General Motors Co., 7.00%,
                                6/15/03                                   357,437
                                                                  --------------------


Principal Amount                                                          Value
-------------------------------------------------------------------------------------

BANKING--3.7%

                 $250,000   Corestates Capital Corp., 5.875%,
                                10/15/03                            $     241,250

                  200,000   First Union Corp., 8.77%,
                                11/15/04                                  209,750

                  300,000   MBNA Corp., 6.875%, 10/1/99                   303,375

                  500,000   MBNA Global Capital Securities,
                                VRN, 6.52%, 11/3/97,
                                resets quarterly off the
                                3-month LIBOR
                                plus 0.80% with no caps                   462,490

                  500,000   National Bank of Canada, 8.125%,
                                8/15/04                                   539,375

                  300,000   NationsBank Capital Trust III, VRN,
                                6.30%, 10/15/97, resets
                                quarterly off the 3-month LIBOR
                                plus 0.55% with no caps                   296,206

                  300,000   Santander Financial Issuances Ltd.,
                                6.375%, 2/15/11                           285,000
                                                                  --------------------

                                                                        2,337,446
                                                                  --------------------

CHEMICALS & RESINS--0.6%

                  300,000   ARCO Chemical Co., 10.25%,
                                11/1/10                                   392,625
                                                                  --------------------

COMMUNICATIONS SERVICES--1.5%

                  500,000   TCI Communications, Inc., 10.50%,
                                10/30/07, Call Date 10/30/99              557,500

                  400,000   WorldCom, Inc., 7.55%, 4/1/04                 417,000
                                                                  --------------------

                                                                          974,500
                                                                  --------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--0.3%

                  200,000   Anixter International Inc., 8.00%,
                                9/15/03                                   209,250
                                                                  --------------------

ENERGY (PRODUCTION & MARKETING)--0.6%

                  400,000   Seagull Energy Corp., 7.50%,
                                9/15/27                                   395,500
                                                                  --------------------

FINANCIAL SERVICES--3.8%

                  500,000   Associates Corp., NA, 6.625%,
                                6/15/05                                   499,375

                  200,000   Ford Motor Credit Co., 6.75%,
                                5/15/05                                   201,000

                  550,000   Lehman Brothers Holdings Inc.,
                                6.625%, 11/15/00                          552,750

See Notes to Financial Statements


SEMIANNUAL REPORT                                      PREMIUM BOND       19


                            SCHEDULE OF INVESTMENTS
                                 PREMIUM BOND

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                          Value
-------------------------------------------------------------------------------------

                 $300,000   Paine Webber Group Inc., 7.875%,
                                2/15/03                             $     313,875

                  450,000   Price REIT, Inc. (The), 7.25%,
                                11/1/00                                   459,000

                  400,000   Wharf International Finance Ltd.,
                                7.625%, 3/13/07 (Acquired
                                3/6/97, Cost $396,836)(2)                 408,000
                                                                  --------------------

                                                                        2,434,000
                                                                  --------------------

INSURANCE--0.8%

                  450,000  Zurich Capital Trust I, 8.38%,
                                6/1/37, Call Date
                                6/1/07 (Acquired 5/28/97 through
                                6/11/97, Cost $452,966)(2)                482,062
                                                                  --------------------

LEISURE--0.5%

                  350,000   Hilton Hotels Corp., 7.00%,
                                7/15/04                                   350,438
                                                                  --------------------

MEDIA & BROADCASTING--0.5%

                  300,000   Time Warner Inc., 6.85%, 1/15/26,
                                Put Date 1/15/03                          306,750
                                                                  --------------------

OFFICE EQUIPMENT--0.6%

                  350,000   Xerox Capital Trust I, 8.00%,
                                2/1/27, Call Date 2/1/07
                                (Acquired 7/17/97, Cost
                                $364,084)(2)                              367,500
                                                                  --------------------

RAILROADS--0.6%

                  350,000   Norfolk Southern Corp., 7.90%,
                                5/15/97                                   379,313
                                                                  --------------------

REAL ESTATE--0.8%

                  500,000   Spieker Properties, Inc., 6.80%,
                                12/15/01                                  505,000
                                                                  --------------------

RETAIL (GENERAL MERCHANDISE)--0.6%

                  300,000   Sears, Roebuck & Co., Inc.,
                                9.375%, 11/1/11                           367,500
                                                                  --------------------

TOBACCO--0.4%

                  250,000   Philip Morris Companies Inc.,
                                7.00%, 7/15/05                            252,500
                                                                  --------------------


Principal Amount                                                          Value
-------------------------------------------------------------------------------------

UTILITIES--1.4%

                 $500,000   Columbia Gas System, Inc. (The),
                                6.80%, 11/28/05                     $     504,375

                  400,000   Duke Power Co., 6.875%, 8/1/23                382,000
                                                                  --------------------

                                                                          886,375
                                                                  --------------------

TOTAL CORPORATE BONDS--18.1%                                           11,491,881
                                                                  --------------------
   (Cost $11,295,430)

SOVEREIGN GOVERNMENTS & AGENCIES

                  500,000   Hydro-Quebec, 8.05%, 7/7/24,
                                Put Date 7/7/06                           558,750

                  500,000   Korea Electric Power, 6.375%,
                                12/1/03                                   480,000
                                                                  --------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--1.6%                                                        1,038,750
                                                                  --------------------
   (Cost $1,043,663)

TEMPORARY CASH INVESTMENTS

                 3,000,000  Koch Industries Inc. CP,
                                6.49%, 10/1/97 (Acquired
                                9/30/97, Cost $2,999,459)(2)(3)         3,000,000

                 1,592,000  Units of Participation in Chase
                                Vista Prime Money Market Fund
                                (Institutional Shares), 5.52%,
                                10/1/97                                 1,592,000
                                                                  --------------------

TOTAL TEMPORARY CASH INVESTMENTS--7.2%                                  4,592,000
                                                                  --------------------
   (Cost $4,592,000)

TOTAL INVESTMENT SECURITIES--100.0%                                   $63,417,093
                                                                  ====================
   (Cost $62,364,797)

See Notes to Financial Statements


20      PREMIUM BOND                           AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                 PREMIUM BOND

NOTES TO SCHEDULE OF INVESTMENTS

CP = Commercial Paper

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1997.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A or section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1997, was $4,756,862, which represented 7.8% of net assets.

(3) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements


SEMIANNUAL REPORT                                      PREMIUM BOND       21

                     STATEMENTS OF ASSETS AND LIABILITIES

                                         PREMIUM             PREMIUM
                                        GOVERNMENT           CAPITAL         PREMIUM
SEPTEMBER 30, 1997 (UNAUDITED)           RESERVE             RESERVE           BOND

ASSETS
Investment securities, at value
  (amortized cost for
  Government Reserve and
  Capital Reserve;
  identified cost of $62,364,797
  for Bond) (Note 3) ............    $   45,213,975    $   166,408,293     $ 63,417,093

Cash ............................             7,777               --               --

Receivable for
capital shares sold .............              --                 --          1,199,034

Interest receivable .............            33,802            404,056          611,508
                                     --------------    ---------------     ------------
                                         45,255,554        166,812,349       65,227,635
                                     --------------    ---------------     ------------
LIABILITIES

Disbursements in excess
  of demand deposit cash ........             1,266          2,958,868            2,934

Payable for investments
  purchased .....................              --                 --          3,982,764

Payable for capital
  shares redeemed ...............           230,743            144,877          306,255

Accrued management
  fees (Note 2) .................            16,965             61,172           21,677

Dividends payable ...............            24,979             94,966           39,469
                                     --------------    ---------------     ------------
                                            273,953          3,259,883        4,353,099
                                     --------------    ---------------     ------------
Net Assets Applicable
  to Outstanding Shares .........    $   44,981,601    $   163,552,466     $ 60,874,536
                                     ==============    ===============     ============
CAPITAL SHARES

Authorized ......................     1,000,000,000      1,000,000,000      100,000,000
                                     ==============    ===============     ============
Outstanding .....................        44,981,946        163,555,261        6,026,668
                                     ==============    ===============     ============
Net Asset Value
Per Share .......................    $         1.00    $          1.00     $      10.10
                                     ==============    ===============     ============
NET ASSETS CONSIST OF:

Capital paid in .................    $   44,981,601    $   163,555,281     $ 59,568,226

Accumulated undistributed
  net realized gain (loss)
  on investments ................              --               (2,815)         254,014

Net unrealized appreciation
  on investments (Note 3) .......              --                 --          1,052,296
                                     --------------    ---------------     ------------
                                     $   44,981,601    $   163,552,466     $ 60,874,536
                                     ==============    ===============     ============

See Notes to Financial Statements


22     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS

                           STATEMENTS OF OPERATIONS

                                      PREMIUM       PREMIUM
FOR THE SIX MONTHS ENDED             GOVERNMENT     CAPITAL         PREMIUM
SEPTEMBER 30, 1997 (UNAUDITED)        RESERVE       RESERVE          BOND

INVESTMENT INCOME

Income:

Interest ........................    $1,246,220    $ 4,416,724     $1,709,705
                                     ----------    -----------     ----------
Expenses:

Management fees (Note 2) ........       100,538        350,618        117,083

Directors' fees and expenses ....           218            752            251
                                     ----------    -----------     ----------
                                        100,756        351,370        117,334
                                     ----------    -----------     ----------
Net investment income ...........     1,145,464      4,065,354      1,592,371
                                     ----------    -----------     ----------
REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized gain (loss)
  on investments ................          --           (1,770)       282,050

Change in net unrealized
  appreciation on investments ...          --             --        1,485,921
                                     ----------    -----------     ----------
Net realized and unrealized
  gain (loss) on investments ....          --           (1,770)     1,767,971
                                     ----------    -----------     ----------
Net Increase in Net Assets
  Resulting from Operations .....    $1,145,464    $ 4,063,584     $3,360,342
                                     ==========    ===========     ==========

See Notes to Financial Statements


SEMIANNUAL REPORT                          STATEMENTS OF OPERATIONS       23


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED  SEPTEMBER 30, 1997 (UNAUDITED)
AND YEAR ENDED MARCH 31, 1997

                                          PREMIUM GOVERNMENT               PREMIUM CAPITAL                       PREMIUM
                                               RESERVE                         RESERVE                             BOND

                                         Sept. 30,     March 31,        Sept. 30,      March 31,           Sept. 30,    March 31,
Increase in Net Assets                     1997          1997             1997           1997                1997          1997

OPERATIONS

Net investment income ............   $  1,145,464    $  1,536,552    $   4,065,354    $   7,139,688    $  1,592,371    $  1,269,694

Net realized gain (loss)
 on investments ..................           --              --             (1,770)            (387)        282,050          (7,433)

Change in net unrealized
 appreciation (depreciation)
 on investments ..................           --              --               --               --         1,485,921        (393,769)

Net increase in net assets
 resulting from operations .......      1,145,464       1,536,552        4,063,584        7,139,301       3,360,342         868,492
                                     ------------    ------------    -------------    -------------    ------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .......     (1,145,464)     (1,536,552)      (4,065,354)      (7,139,688)     (1,592,371)     (1,269,694)
                                     ------------    ------------    -------------    -------------    ------------    ------------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ........     33,303,044      57,200,249      174,402,982      244,535,922      46,440,199       7,964,953

Proceeds from
 reinvestment of distributions ...      1,114,538       1,457,750        3,884,623        6,775,632       1,559,181       1,246,658

Payments for shares redeemed .....    (28,273,969)    (46,010,775)    (168,691,202)    (230,769,999)    (10,642,806)     (7,339,935)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase in net assets from
 capital share transactions ......      6,143,613      12,647,224        9,596,403       20,541,555      37,356,574       1,871,676
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase in net assets .......      6,143,613      12,647,224        9,594,633       20,541,168      39,124,545       1,470,474

NET ASSETS

Beginning of period ..............     38,837,988      26,190,764      153,957,833      133,416,665      21,749,991      20,279,517
                                     ------------    ------------    -------------    -------------    ------------    ------------
End of period ....................   $ 44,981,601    $ 38,837,988    $ 163,552,466    $ 153,957,833    $ 60,874,536    $ 21,749,991
                                     ============    ============    =============    =============    ============    ============
TRANSACTIONS IN
SHARES OF THE FUNDS

Sold .............................     33,303,044      57,200,249      174,402,982      244,535,922       4,708,788         805,036

Issued in reinvestment
 of distributions ................      1,114,883       1,457,750        3,884,623        6,775,632         156,495         126,431

Redeemed .........................    (28,273,969)    (46,010,775)    (168,691,202)    (230,769,999)     (1,068,025)       (743,472)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase .....................      6,143,958      12,647,224        9,596,403       20,541,555       3,797,258         187,995
                                     ============    ============    =============    =============    ============    ============

See Notes to Financial Statements


24      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds, investing primarily in fixed-income securities, are currently issued as : American Century - Benham Premium Government Reserve Fund (Government Reserve), American Century - Benham Premium Capital Reserve Fund (Capital Reserve) and American Century - Benham Premium Bond Fund (Premium Bond) (the Funds). The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The investment objective of Premium Bond is to obtain a high level of income from investments in a portfolio of bonds and other debt obligations having a weighted average maturity of three and one-half years or more. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities held by Government Reserve and Capital Reserve are valued at amortized cost, which approximates current value. Securities held by Premium Bond are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and discounts are amortized daily on a straight-line basis for securities held by Government Reserve and Capital Reserve. Premiums and discounts for long-term investments are amortized using the effective interest rate method and discounts for short-term investments are amortized on a straight-line basis for Premium Bond.

    FORWARD COMMITMENTS--Premium Bond may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the Funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Government Reserve and Capital Reserve do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions. Distributions from net realized gains for Premium Bond are declared and paid annually.

    At March 31, 1997, accumulated net realized short-term capital loss carryovers for Capital Reserve and Premium Bond of $1,045 and $22,631, respectively, (expiring 2003 through 2005) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       25


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

    SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each Fund is 0.45%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities for Premium Bond, excluding short-term investments, totaled $60,464,938, including U.S. Treasury and Agency obligations totaling $54,213,665. Sales of investment securities for Premium Bond, excluding short-term investments, totaled $24,937,257 including U.S. Treasury and Agency obligations totaling $23,886,216.

    As of September 30, 1997, accumulated net unrealized appreciation was $1,052,296 for Premium Bond, based on the aggregate cost of investments for federal income tax purposes of $62,364,797. Accumulated net unrealized appreciation consisted of unrealized appreciation of $1,115,015, and unrealized depreciation of $62,719. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


26      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                          PREMIUM GOVERNMENT RESERVE

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                        1997(1)         1997            1996           1995           1994

PER-SHARE DATA

Net Asset Value,
Beginning of Period .................    $1.00          $1.00           $1.00          $1.00          $1.00
                                      ---------      ---------       ---------      ---------      ---------
Income From Investment Operations

  Net Investment Income .............     0.03           0.05            0.05           0.05           0.03
                                      ---------      ---------       ---------      ---------      ---------
Distributions

  From Net Investment Income ........    (0.03)         (0.05)          (0.05)         (0.05)         (0.03)
                                      ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Period ......    $1.00          $1.00           $1.00          $1.00          $1.00
                                      =========      =========       =========      =========      =========
  Total Return(2) ...................     2.59%          5.07%           5.49%          4.62%          2.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............  0.45%(3)         0.45%           0.44%          0.45%          0.45%

Ratio of Net Investment Income
to Average Net Assets ...............  5.13%(3)         4.96%           5.30%          4.84%          2.72%

Net Assets, End
of Period (in thousands) ............  $44,982        $38,838         $26,191        $16,381        $5,459

----------
(1)  Six months ended September 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       27


                             FINANCIAL HIGHLIGHTS
                            PREMIUM CAPITAL RESERVE

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                        1997(1)         1997            1996           1995           1994
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $1.00          $1.00           $1.00          $1.00          $1.00
                                      ---------      ---------       ---------      ---------      ---------
Income From Investment Operations

  Net Investment Income ..............   0.03           0.05            0.05           0.05           0.03
                                      ---------      ---------       ---------      ---------      ---------
Distributions

  From Net Investment Income .........  (0.03)         (0.05)          (0.05)         (0.05)         (0.03)
                                      ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Period .......  $1.00          $1.00           $1.00          $1.00          $1.00
                                      =========      =========       =========      =========      =========
  Total Return(2) ....................   2.64%          5.13%           5.58%          4.66%          2.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................ 0.45%(3)         0.45%           0.45%          0.45%          0.45%

Ratio of Net Investment Income
to Average Net Assets ................ 5.22%(3)         5.01%           5.50%          4.76%          2.83%

Net Assets, End
of Period (in thousands) .............$163,552       $153,958        $133,417       $138,428        $38,823

----------
(1)  Six months ended September 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


28      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                 PREMIUM BOND

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                       1997(1)         1997            1996           1995           1994

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $9.76           $9.93           $9.46          $9.64         $10.00
                                      ---------      ---------       ---------      ---------      ---------
Income From Investment Operations

  Net Investment Income ..............   0.30           0.61            0.61           0.59           0.46

  Net Realized and Unrealized
  Gain (Loss) on Investments .........   0.34          (0.17)           0.47          (0.18)         (0.36)
                                      ---------      ---------       ---------      ---------      ---------
Total From
Investment Operations ................   0.64           0.44            1.08           0.41           0.10
                                      ---------      ---------       ---------      ---------      ---------
Distributions

  From Net Investment Income .........  (0.30)         (0.61)          (0.61)         (0.59)         (0.46)
                                      ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Period .......  $10.10          $9.76           $9.93          $9.46          $9.64
                                      =========      =========       =========      =========      =========
  Total Return(2) ....................   6.68%          4.57%          11.53%          4.48%          0.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................ 0.45%(3)         0.45%           0.43%          0.45%          0.45%

Ratio of Net Investment Income
to Average Net Assets ................ 6.11%(3)         6.20%           6.08%          6.30%          4.65%

Portfolio Turnover ...................    53%            63%             92%            51%           144%

Net Assets, End
of Period (in thousands) .............  $60,875        $21,750         $20,280        $10,334        $8,080

----------
(1)  Six months ended September 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       29


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                                      PREMIUM          PREMIUM
                                    GOVERNMENT         CAPITAL          PREMIUM
                                      RESERVE          RESERVE           BOND
James E. Stowers, Jr
       For:                         29,698,796       113,783,354       4,252,771
       Withheld:                       769,700         1,153,239          20,382

James E. Stowers III
       For:                         29,698,796       113,783,354       4,252,771
       Withheld:                       769,700         1,153,239          20,382

Thomas A. Brown
       For:                         29,698,796       113,791,580       4,252,771
       Withheld:                       769,700         1,145,013          20,382

Robert W. Doering, M.D
       For:                         29,698,796       113,791,580       4,252,771
       Withheld:                       769,700         1,145,013          20,382

D.D. (Del) Hock
       For:                         29,698,796       113,791,580       4,252,771
       Withheld:                       769,700         1,145,013          20,382

Linsley L. Lundgaard
       For:                         29,698,796       113,791,580       4,252,771
       Withheld:                       769,700         1,145,013          20,382

Donald H. Pratt
       For:                         29,698,796       113,490,665       4,252,771
       Withheld:                       769,700         1,445,928          20,382

Lloyd T. Silver, Jr
       For:                         29,698,796       113,490,665       4,252,771
       Withheld:                       769,700         1,445,928          20,382

M. Jeannine Strandjord
       For:                         29,698,796       113,791,580       4,252,771
       Withheld:                       769,700         1,145,013          20,382

PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                                  PREMIUM          PREMIUM
                                GOVERNMENT         CAPITAL          PREMIUM
                                  RESERVE          RESERVE           BOND

For:                          29,475,781          113,146,117          4,252,771
Against:                         992,715              780,131             20,382
Abstain:                            --              1,010,345               --

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                                  PREMIUM          PREMIUM
                                GOVERNMENT         CAPITAL          PREMIUM
                                  RESERVE          RESERVE           BOND

For:                          29,716,751          113,760,226          4,273,153
Against:                         751,745            1,176,367               --
Abstain:                            --                   --                 --


30          PROXY VOTING RESULTS                AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

PROPOSAL 4:

   To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,624,826
     Against:                 1,098,695          3,732,891          648,327
     Abstain:                   159,241               --               --

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,535,302
     Against:                 1,098,695          3,732,891          717,469
     Abstain:                   159,241               --             20,382

*  Amend the fundamental investment limitation concerning borrowing.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        112,287,326        3,604,444
     Against:                 1,098,695          2,649,267          648,327
     Abstain:                   159,241               --             20,382

*  Amend the fundamental investment limitation concerning lending.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        112,287,326        3,604,444
     Against:                 1,098,695          2,649,267          648,327
     Abstain:                   159,241               --             20,382

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        110,337,201        3,604,444
     Against:                 1,098,695          4,599,392          648,327
     Abstain:                   159,241               --             20,382

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,604,444
     Against:                 1,098,695          3,732,891          648,327
     Abstain:                   159,241               --             20,382

* Eliminate the fundamental limitation concerning investment in other investment companies.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,604,444
     Against:                 1,098,695          3,732,891          648,327
     Abstain:                   159,241               --             20,382

* Amend the fundamental investment limitation concerning investments in real estate.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        110,997,390        3,604,444
     Against:                 1,098,695          3,939,203          648,327
     Abstain:                   159,241               --             20,382


SEMIANNUAL REPORT                        PROXY VOTING RESULTS            31


                             PROXY VOTING RESULTS

*  Amend the fundamental investment limitation concerning underwriting.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,604,444
     Against:                 1,098,695          3,732,891          648,327
     Abstain:                   159,241               --             20,382

*  Amend the fundamental investment limitation concerning commodities.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,535,302
     Against:                 1,098,695          3,732,891          717,469
     Abstain:                   159,241               --             20,382

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        111,203,702        3,604,444
     Against:                 1,098,695          3,732,891          648,327
     Abstain:                   159,241               --             20,382

*  Eliminate the fundamental limitation concerning short sales.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    28,650,232        111,116,839        3,604,444
     Against:                 1,659,023          3,819,754          648,327
     Abstain:                   159,241               --             20,382

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                              PREMIUM            PREMIUM
                             GOVERNMENT          CAPITAL            PREMIUM
                              RESERVE            RESERVE             BOND

     For:                    29,210,560        110,448,424        3,604,444
     Against:                 1,098,695          4,488,169          648,327
     Abstain:                   159,241               --             20,382


32      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


SEMIANNUAL REPORT                    RETIREMENT ACCOUNT INFORMATION       33


                                     NOTES


34      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       35


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE are money market funds that seek to obtain as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The funds will purchase only securities having remaining maturities of 13 months or less and maintain a weighted average portfolio maturity of not more than 90 days.

    An investment in the funds is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share. Past performance is no guarantee of future results.

    PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

    The  following   indices  are  used  in  the  report  for  fund  performance comparisons. They are not investment products available for purchase.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

    The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for the Premium Reserve funds are:

    INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    INSTITUTIONAL MONEY MARKET FUNDS (Premium Capital Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

    CORPORATE DEBT FUNDS RATED A (Premium Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
 Portfolio Managers                 Bud Hoops, Amy O'Donnell,
                                    Denise Tabacco

 Credit Research Manager            Greg Afiesh
--------------------------------------------------------------------------------

36      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 27-29.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF FIXED-INCOME SECURITIES

* CERTIFICATES OF DEPOSIT (CDS)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations.

* FLOATING-RATE NOTES (FLOATERS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate.

* FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


SEMIANNUAL REPORT                                          GLOSSARY       37

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INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
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